UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2016

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

This Current Report on Form 8-K is being filed in connection with a stipulation of settlement (the “Stipulation”) regarding the settlement of certain litigation relating to the proposed merger (the “Merger”) of Orion Arm Acquisition Inc. (“Merger Sub”), a wholly owned subsidiary of Lions Gate Entertainment Corp. (“Lions Gate”), with and into Starz, pursuant to the Agreement and Plan of Merger, dated as of June 30, 2016, by and among Lions Gate, Starz and Merger Sub (as amended, the “Merger Agreement”).

The litigation to which the Stipulation relates is a purported class action lawsuit, captioned Levy v. Malone, et al., Index No. 607759/2016 (the “Action”), filed on October 7, 2016 in New York state court by a purported Lions Gate stockholder against Lions Gate and the members of its board of directors. The Action alleges, among other things, that the members of the Lions Gate board of directors breached fiduciary duties owed to Lions Gate stockholders and/or aided and abetted breaches of fiduciary duties by others in connection with the proposed Merger, and that Lions Gate and the members of its board of directors failed to disclose material information in the joint proxy statement/prospectus filed on September 7, 2016 on Form S-4 in connection with the proposed Merger.

On November 23, 2016, Lions Gate and the other defendants in the Action entered into the Stipulation with the plaintiff providing for the settlement of the Action. The Stipulation contemplates, among other things, that Lions Gate will make certain supplemental disclosures relating to the proposed Merger, all of which are set forth below. Although Lions Gate and the other defendants deny the allegations made in the Action and believe that no supplemental disclosure is required under applicable laws, in order to avoid the burden and expense of further litigation, Lions Gate agreed to make such supplemental disclosures pursuant to the terms of the Stipulation.

The Stipulation is subject to customary conditions, including court approval following notice to Lions Gate’s stockholders. A hearing will be scheduled at which the New York state court will consider the fairness, reasonableness and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims by stockholders of Lions Gate challenging any aspect of the proposed Merger, the Merger Agreement and any disclosure made in connection therewith, pursuant to terms that will be disclosed to stockholders prior to final approval of the settlement. There can be no assurance that the court will approve the settlement contemplated by the Stipulation. In such event, the proposed settlement as contemplated by the Stipulation may be terminated and the defendants would continue to vigorously defend against the allegations in the Action.

SUPPLEMENTAL DISCLOSURES

The following information supplements the definitive joint proxy statement/prospectus dated November 4, 2016 (the “Proxy Statement”) and should be read in conjunction with the Proxy Statement, which should be read in its entirety. Terms used below have the meanings set forth in the Proxy Statement.

The following information supplements the disclosure on page 46 of the Proxy Statement:

The Strategic Advisory Committee is a standing committee of the Lions Gate board of directors. Messrs. Crawford, Rachesky and Simmons have been members of the Strategic Advisory Committee since 2013, 2010, and 2008, respectively, and were selected to serve on the committee at such times due to their expertise and skill in evaluating strategic and financing opportunities for Lions Gate. Issues discussed at the September 3, 2014 meeting of the Strategic Advisory Committee of the Lions Gate board of directors included, but were not limited to, the current market environment with respect to potential opportunities available to Lions Gate, given significant consolidation in distribution and content production in the industry; the benefits of acquiring Starz; financial and strategic considerations relating to a proposed acquisition of Starz; regulatory approvals required for a potential acquisition of Starz; and the terms of the draft preliminary non-binding proposal to Starz.

The following information supplements the disclosure on page 76 of the Proxy Statement:

In addition, a discretionary fee may be payable to PJT Partners at the discretion of Lions Gate, taking into consideration, among other factors, PJT Partners’ quality of work, value added, and contribution towards a successful outcome, as well as any change in scope of PJT Partners’ engagement.

The following information supplements the disclosure on page 77 of the Proxy Statement:

In the ordinary course of business, PJT Partners and its affiliates may actively trade the securities, or related derivative securities, or financial instruments of Lions Gate, Starz and their respective affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments. As of June 30, 2016, the date PJT Partners rendered its opinion to the Lions Gate board of directors, PJT Partners did not hold any securities, related derivative securities, or financial instruments of Lions Gate, Starz or their respective affiliates, for its own account or the account of any customer.

The following information supplements the disclosure on page 80 of the Proxy Statement:

PJT Partners also performed a discounted cash flow analysis of the expected synergies (both expected operating savings and expected financial savings) of the merger. In performing this analysis, PJT Partners calculated estimated present value of the annual after-tax operating and financial synergies, net of the cost to achieve such synergies (estimated by Lions Gate and Starz management to be $25 million over two years), referred to as net synergies in this discussion of PJT Partners’ opinion, for the period from fiscal year 2017 through fiscal year 2021. The terminal value of the net operating synergies at the end of the forecast period was estimated by using terminal value multiples ranging from 8.5x to 10.0x and the terminal value of the net financial synergies was estimated assuming a zero perpetual growth rate. The net operating synergies and terminal values were then discounted to present value using discount rates ranging from 7.0% to 8.0%, which range was selected using the methodologies and assumptions described above, and the net financial synergies were discounted to present value using discount rates ranging from 8.5% to 9.5%. This range of discount rates was determined based on PJT Partners’ analysis of Starz’s estimated cost of equity. Based on the discounted cash flow analyses PJT Partners performed on Starz and the synergies, PJT Partners calculated (1) estimated net present value of (a) the aggregate operating synergies of $510 million and (b) the aggregate financial synergies of $1,103 million and (2) implied values per share of Starz common stock, (a) including both the operating and financial synergies, rounded to the nearest $1.00, of $52.00 to $61.00 per share (on a weighted average basis based on the fully diluted shares of Starz common stock outstanding), and (b) including only operating synergies, rounded to  the nearest $1.00, of $43.00 to $51.00 per share (on a weighted average basis based on the fully diluted shares of Starz common stock outstanding). PJT Partners then compared the results of this analysis to the weighted average per share merger consideration of $32.17 implied by the closing price of Lions Gate common shares on June 21, 2016.

The following information supplements the disclosure on page 117 of the Proxy Statement:

If the merger occurs, Dr. Malone will hold 8.1% of the total voting power of Lions Gate immediately after the consummation of the merger. If the merger does not occur and the exchange occurs, Dr. Malone will hold 8.1% of the total voting power of Lions Gate immediately after the consummation of the exchange.

The following information supplements the disclosure on page 262 of the Proxy Statement:

If the merger is completed, Starz’s current Chief Executive Officer, Christopher P. Albrecht, will continue to lead Starz networks as President and CEO, reporting to Lions Gate CEO Jon Feltheimer, and will join the Lions Gate Executive Management Committee. There are currently no other anticipated changes to the direct reports to Lions Gate CEO John Feltheimer.

The following information supplements the disclosure on page 263 of the Proxy Statement:

As set forth in the section entitled “Other Important Information Regarding the Parties—Merger Sub,” subject to applicable law, the directors of Merger Sub as of immediately prior to the effective time (i.e., Wayne Levin, James W. Barge, B. James Gladstone, and Michael Hainkel) will be the initial directors of the surviving corporation and will hold office until their respective successors are duly elected and qualified, or their earlier death, incapacitation, retirement, resignation or removal.

Each of the current directors of Merger Sub is employed by Lions Gate and does not receive any additional compensation for his service as a director of Merger Sub.

Caution Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the merger parties’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: the substantial investment of capital required to produce and market films and television series; increased costs for producing and marketing feature films and television series; budget overruns, limitations imposed by Lions Gate’s or Starz’s credit facilities and notes; unpredictability of the commercial success of Lions Gate’s or Starz’s motion pictures and television programming; risks related to Lions Gate’s or Starz’s acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending Lions Gate’s or Starz’s intellectual property; technological changes and other trends affecting the entertainment industry; the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; Lions Gate’s ability to complete the acquisition and integration of Starz successfully; litigation relating to the transaction; and other factors that may affect future results of Lions Gate and Starz. Additional factors that could cause results to differ materially from those described above can be found in Lions Gate’s Annual Report on Form 10-K for the year ended March 31, 2016, and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended June 30, 2016 and September 30, 2016, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Corporate” section of Lions Gate’s website, http://www.lionsgate.com, under the heading “Reports” and in other documents Lions Gate files with the SEC, and in Starz’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, each of which is on file with the SEC and available in the “Starz Corporate” section of Starz’s website, http://www.Starz.com, under the subsection “Investor Relations” and then under the heading “SEC Filings” and in other documents Starz files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Lions Gate nor Starz assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

In connection with the proposed transaction, Lions Gate has filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of Lions Gate and Starz and a Prospectus of Lions Gate, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Lions Gate and Starz will be submitted to Starz’s stockholders and Lions Gate’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF LIONS GATE AND STOCKHOLDERS OF STARZ ARE URGED TO READ

THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Stockholders may obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Lions Gate and Starz, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to James Marsh, Senior Vice President of Lions Gate Investor Relations, 2700 Colorado Avenue, Santa Monica, California, 90404, or at (310) 255-3651, or to Starz, 8900 Liberty Circle, Englewood, Colorado 80112, or at 1-855-807-2929.

Participants in the Solicitation

Lions Gate, Starz, and certain of their respective directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Lions Gate’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on July 28, 2016, and certain of its Current Reports on Form 8-K.  Information regarding Starz’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on April 29, 2016, and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2016	LIONS GATE ENTERTAINMENT CORP.
(Registrant)

	By:	/s/ Wayne Levin
Name: Wayne Levin
Title: General Counsel and Chief Strategic Officer